                                                                      Exhibit 24


                                  POWER OF ATTORNEY

     The undersigned Director of InaCom Corp., a Delaware corporation, hereby constitutes and appoints Bill L. Fairfield as Attorney-in-Fact in his name, place and stead to execute InaCom's Annual Report on Form 10-K for the fiscal year ended December 27, 1997, together with any and all subsequent amendments thereof, in his capacity as a director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     In WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 26th day of February, 1998.



                                        /s/ Joseph Auerbach
                                        -------------------
                                        Joseph Auerbach

                                  POWER OF ATTORNEY

     The undersigned Director of InaCom Corp., a Delaware corporation, hereby constitutes and appoints Bill L. Fairfield as Attorney-in-Fact in his name, place and stead to execute InaCom's Annual Report on Form 10-K for the fiscal year ended December 27, 1997, together with any and all subsequent amendments thereof, in his capacity as a director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     In WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 26th day of February, 1998.



                                        /s/ Mogens C. Bay
                                        -----------------
                                        Mogens C. Bay

                                 POWER OF ATTORNEY

     The undersigned Director of InaCom Corp., a Delaware corporation, hereby constitutes and appoints Bill L. Fairfield as Attorney-in-Fact in his name, place and stead to execute InaCom's Annual Report on Form 10-K for the fiscal year ended December 27, 1997, together with any and all subsequent amendments thereof, in his capacity as a director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     In WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 26th day of February, 1998.



                                        /s/ James Q. Crowe
                                        ------------------
                                        James Q. Crowe

                                 POWER OF ATTORNEY

     The undersigned Director of InaCom Corp., a Delaware corporation, hereby constitutes and appoints Bill L. Fairfield as Attorney-in-Fact in his name, place and stead to execute InaCom's Annual Report on Form 10-K for the fiscal year ended December 27, 1997, together with any and all subsequent amendments thereof, in his capacity as a director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     In WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 26th day of February, 1998.


                                        /s/ W. Grant Gregory
                                        --------------------
                                        W. Grant Gregory

                                 POWER OF ATTORNEY

     The undersigned Director of InaCom Corp., a Delaware corporation, hereby constitutes and appoints Bill L. Fairfield as Attorney-in-Fact in his name, place and stead to execute InaCom's Annual Report on Form 10-K for the fiscal year ended December 27, 1997, together with any and all subsequent amendments thereof, in his capacity as a director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     In WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 26th day of February, 1998.


                                        /s/ Joseph Inatome
                                        ------------------
                                        Joseph Inatome

                                 POWER OF ATTORNEY

     The undersigned Director of InaCom Corp., a Delaware corporation, hereby constitutes and appoints Bill L. Fairfield as Attorney-in-Fact in his name, place and stead to execute InaCom's Annual Report on Form 10-K for the fiscal year ended December 27, 1997, together with any and all subsequent amendments thereof, in his capacity as a director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     In WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 26th day of February, 1998.


                                        /s/ Rick Inatome
                                        ----------------
                                        Rick Inatome

                                 POWER OF ATTORNEY

     The undersigned Director of InaCom Corp., a Delaware corporation, hereby constitutes and appoints Bill L. Fairfield as Attorney-in-Fact in his name, place and stead to execute InaCom's Annual Report on Form 10-K for the fiscal year ended December 27, 1997, together with any and all subsequent amendments thereof, in his capacity as a director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     In WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 26th day of February, 1998.


                                        /s/ Gary Schwendiman
                                        --------------------
                                        Gary Schwendiman

                                 POWER OF ATTORNEY

     The undersigned Director of InaCom Corp., a Delaware corporation, hereby constitutes and appoints Bill L. Fairfield as Attorney-in-Fact in his name, place and stead to execute InaCom's Annual Report on Form 10-K for the fiscal year ended December 27, 1997, together with any and all subsequent amendments thereof, in his capacity as a director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     In WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 26th day of February, 1998.


                                        /s/ Linda S. Wilson
                                        -------------------
                                        Linda S. Wilson